UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 1, 2013

WESTAR ENERGY, INC.
(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code _(785) 575-6300____________________

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.
Section 7. Regulation FD

Item 7.01. Regulation FD Disclosure.

On March 4-5, 2013, we will participate in various one-on-one investor meetings in Baltimore, Maryland and Boston, Massachusetts, and on March 6, 2013, we will participate in the UBS Natural Gas, Electric Power & MLP Conference in Dallas, Texas. The presentation slides to be used at the meetings and conference are attached to this report as Exhibit 99.1, which exhibit is incorporated herein by this reference. This information is available to the public on our website, http://www.WestarEnergy.com. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be incorporated by reference into any registration statement filed by us under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Westar Energy, Inc. presentation slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: March 1, 2013                    By:/s/ Larry D. Irick
Name: Larry D. Irick
Title: Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number    Description of Exhibit

Exhibit 99.1	Westar Energy, Inc. presentation slides